THE PRUDENTIAL [Logo]

Annual

Report to

Planholders


December 31, 1995


PRUDENTIAL'S
FINANCIAL SECURITY
PROGRAM


Prudential's Gibraltar Fund
and
Prudential's Investment Plan Account
Prudential's Annuity Plan Account
Prudential's Annuity Plan Account-2
The Prudential Insurance Company of America

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                               TABLE OF CONTENTS

                NOTE: **The back inside cover provides important
                    telephone numbers for customer service.

                                                                            PAGE

  I.  LETTER TO PLANHOLDERS
        Summarizes the results of Prudential's Financial Security Program
        and provides an economic overview.................................    1

 II.  PRUDENTIAL'S GIBRALTAR FUND
        The Prudential's Financial Security Program is the only account investing in Prudential's Gibraltar Fund.
      1.  FINANCIAL STATEMENTS............................................   A1
      2.  SCHEDULE OF INVESTMENTS
          Lists the holdings in the Prudential's Gibraltar Fund...........   A2
      3.  NOTES TO THE FINANCIAL STATEMENTS...............................   A4
      4.  INDEPENDENT AUDITORS' REPORT....................................   A6

III.  PRUDENTIAL'S INVESTMENT PLAN ACCOUNT
      PRUDENTIAL'S ANNUITY PLAN ACCOUNT
      PRUDENTIAL'S ANNUITY PLAN ACCOUNT-2
      1.  FINANCIAL STATEMENTS
          Provides financial data at the product level including
          investment results net of certain product related charges.......   B1
      2.  NOTES TO FINANCIAL STATEMENTS...................................   B4
      3.  INDEPENDENT AUDITORS' REPORT....................................   B8

 IV.  APPENDIX
      1.  REPORT OF MANAGEMENT............................................    i
      2.  GLOSSARY........................................................   ii
      3.  BOARDS OF DIRECTORS.............................................  iii
      4.  NOTICE OF ELECTION..............................................   iv

PRUDENTIAL'S GIBRALTAR FUND

YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

DEAR PLANHOLDER:

IN 1995, U.S. STOCKS AND BONDS PRODUCED THE KINDS OF TOTAL RETURNS INVESTORS USUALLY ONLY DREAM ABOUT. STOCKS RETURNED A STARTLING 37% FOR THE YEAR, AS MEASURED BY THE STANDARD & POOR'S 500 STOCK INDEX, A BROAD MEASURE OF THE U.S. STOCK MARKET. IT WAS FAR FROM A NORMAL YEAR: SINCE 1926, STOCKS HAVE HAD ONLY SIX BETTER YEARS. THESE KINDS OF SUPERB MARKET GAINS WILL BE HARD TO BEAT IN OUR LIFETIMES--CONGRATULATIONS ON BEING PART OF THIS HISTORIC BULL MARKET.

AND WHAT A DIFFERENCE FROM A YEAR EARLIER. IN 1994, WE REPORTED FLAT RETURNS FOR STOCKS AND THE LARGEST LOSSES FOR LONG-TERM BONDS IN 75 YEARS. 1995'S RESULTS REMIND US, ONCE AGAIN, THAT STAYING THE COURSE IS THE KEY TO LONG-TERM INVESTING.

FURTHER INTO THE REPORT, WE'LL DISCUSS OUR OUTLOOK FOR 1996'S MARKETS. IN SHORT:
WE THINK U.S. STOCKS WILL BE VOLATILE THIS YEAR (ALTHOUGH WE FEEL THEY'RE THE ONLY PLACE TO BE FOR THE LONG HAUL). BUT WE WOULDN'T BE SURPRISED IF IT'S A BUMPY RIDE IN 1996. IT'S MORE IMPORTANT THAN EVER TO UNDERSTAND THE RISKS AND REWARDS OF THE MARKET, DETERMINE YOUR TOLERANCE FOR VOLATILITY, AND SET REALISTIC EXPECTATIONS REGARDING THE INVESTMENTS IN YOUR GIBRALTAR FUND.

CAN WE HELP?

AFTER THE TERRIFIC YEAR THE STOCK AND BOND MARKETS HAD IN 1995, IT'S IMPORTANT TO REMEMBER HOW UNUSUALLY HIGH RETURNS WERE COMPARED TO THE HISTORICAL AVERAGES. OVER THE LONG TERM, STOCKS HAVE AVERAGED RETURNS OF ABOUT 10.5% PER YEAR, WHILE LONG TERM BONDS HAVE AVERAGED JUST UNDER 6%. RECOGNIZING JUST HOW HIGH THE MARKETS WERE IN 1995 CAN HELP YOU BETTER MANAGE YOUR EXPECTATIONS FOR FUTURE PERFORMANCE, WHICH WILL PROBABLY BE LOWER.

YOUR PRUDENTIAL/PRUCO SECURITIES REPRESENTATIVE STANDS READY TO DISCUSS YOUR CHANGING FINANCIAL SECURITY NEEDS, AND TO ASSIST YOU IN ANY WAY HE OR SHE CAN. YOUR REPRESENTATIVE IS A VALUABLE RESOURCE IN TODAY'S OFTEN VOLATILE FINANCIAL MARKETS.

ALL OF US AT THE PRUDENTIAL THANK YOU FOR YOUR BUSINESS AND LOOK FORWARD TO HELPING YOU PROVIDE FOR YOUR FUTURE FINANCIAL SECURITY..



/S/ E. Michael Caulfield

E. MICHAEL CAULFIELD
PRESIDENT
PRUDENTIAL'S GIBRALTAR FUND

/s/ Mendel Melzer
MENDEL A. MELZER
CHAIRMAN
PRUDENTIAL GIBRALTAR FUND


IMPORTANT NOTE:

THE RATES OF RETURN QUOTED ON THE FOLLOWING PAGES REFLECT DEDUCTION OF INVESTMENT MANAGEMENT FEES AND INVESTMENT-RELATED EXPENSES BUT NOT PRODUCT CHARGES. THEY REFLECT THE REINVESTMENT OF DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. THEY ARE NOT AN ESTIMATE OR A GUARANTEE OF FUTURE PERFORMANCE. CONTRACT UNIT VALUES INCREASE OR DECREASE BASED ON THE PERFORMANCE OF THE FUND. CHANGES IN CONTRACT VALUES DEPEND NOT ONLY ON THE INVESTMENT PERFORMANCE OF THE FUND, BUT ALSO ON THE INSURANCE AND ADMINISTRATIVE CHARGES, APPLICABLE SALES CHARGES, AND THE MORTALITY AND EXPENSE RISK CHARGE APPLICABLE UNDER A CONTRACT. THESE CONTRACT CHARGES EFFECTIVELY REDUCE THE DOLLAR AMOUNT OF ANY NET GAINS AND INCREASE THE DOLLAR AMOUNT OF ANY NET LOSSES.

INVESTMENT ADVISOR'S OUTLOOK:

THIS TIME OF YEAR WE USUALLY ANALYZE THE FINANCIAL INDICATORS, REVIEW LAST YEAR'S MARKET ACTIVITY AND TRY TO FORECAST NEXT YEAR'S INVESTMENT MARKETS--THE BEST SECTORS TO CHOOSE AND WHERE WE THINK THERE'S MONEY TO BE MADE.

THIS YEAR, THERE'S STILL A LOT OF GOOD NEWS. INTEREST RATES ARE FALLING, INFLATION IS LOW AND ECONOMIC GROWTH REMAINS POSITIVE--A COMBINATION THAT CREATES A VERY HEALTHY ENVIRONMENT FOR STOCKS. BUT LOOKING BACK AT 1995, THE STOCK MARKET HAS ALREADY PRODUCED RECORD-BREAKING TOTAL RETURNS. HISTORY TELLS US THESE RETURNS ARE UNLIKELY TO BE REPEATED ANY TIME SOON. OVERALL, THOUGH, WE ARE POSITIVE, BUT WE WANT TO MAKE SURE WE'RE NOT TAKING TOO MUCH RISK.

(1)SOURCE: THE PRUDENTIAL. FOR PURPOSES OF COMPARISON ONLY. U.S. STOCKS AS MEASURED BY THE S&P 500 INDEX. BONDS AS MEASURED BY THE LEHMAN BROTHERS GOVERNMENT/CORPORATE AGGREGATE. GLOBAL STOCKS AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL-WORLD INDEX. U.S. MONEY MARKETS AS MEASURED BY LIPPER MONEY MARKET AVERAGE.

                                FINANCIAL MARKETS

                                     REVIEW

HOW HIGH IS HIGH?

The environment for America's companies could hardly have been better in 1995. The result of this healthy economy: The Dow Jones Industrial Average, a narrow but frequently cited market average, set new records of 4000 in February, 4500 in June, and 5000 in November. Those gains were driven largely by corporate earnings, which grew at a healthy pace last year.

Productivity enhancements of the late 1980s and early 1990s, including staff reductions and technology use, are finally beginning to bear fruit at many companies, particularly at banks, airlines and automakers. And the weak dollar made U.S. exports very competitive in the global marketplace. When the U.S.dollar is weak, foreign consumers literally get more for their money--after conversion to their local currency.

 - TECHNOLOGY stocks, including computer hardware, software and telecommunications companies, were the hands-down winners for much of the year, although they experienced some setbacks in the fourth quarter. Computers--and other forms of technology--are behind many of the efficiency gains that are keeping wages low. And the rest of the world hasn't even begun to use technology as much as we already do in the United States. As global economies continue to grow and advance, companies and individuals are likely to start looking to technology to make their lives easier (and sometimes more fun, as well).

 - BANK, financial services and insurance stocks were also good performers, gaining on the strength of falling interest rates. Many of these companies invest heavily in bonds, and they made money when bond prices rose in 1995. Mergers were also a big part of this sector's success. The merger craze led to higher prices, particularly for bank stocks, as investors sought to anticipate which companies would combine.

WHAT DIDN'T FARE AS WELL?

 - COMPANIES like automakers and retailers had a difficult year. When the economy slowed in the spring, consumers stopped splurging and started bargain-hunting. The all-important holiday spending season was disappointing, as well.


                               U.S. STOCKS OUTLOOK

The U.S. stock market is the toughest for us to call. Falling interest rates are positive for the market; but we're concerned about slowing earnings growth. Our best guess: modest positive returns by year end 1996, but expect a sell-off sometime during the year.

One last word: judge your risk tolerance carefully this year. There could be many ups--and some big downs--in 1996. We think long-term investors should be prepared to weather some turmoil on their way to positive total returns. And remember to review your financial security objectives with your Registered Representative in case your needs have changed.

HOW THE MARKETS COMPARED(1)
Total Returns By Asset Class


                                      1995'S RETURN              OVER PAST
                                                                  20 YEARS
                                      -------------              ---------

MONEY MARKET                              5.4%                      7.7%

BONDS                                    18.5%                     10.1%

FOREIGN STOCKS                           21.3%                     14.2%

U.S. STOCKS                              37.6%                     14.6%


AS YOU CAN SEE, STOCK AND BOND MARKET RETURNS CAN VARY CONSIDERABLY FROM YEAR TO YEAR. AN INVESTMENT'S PAST PERFORMANCE SHOULD NEVER BE USED TO PREDICT FUTURE RESULTS. THIS CHART COMPARES 1995'S TOTAL RETURN AND THE AVERAGE ANNUAL TOTAL RETURN OVER 20 YEARS FOR VARIOUS CATEGORIES OF INVESTMENTS. THERE ARE DIFFERENT RISKS ASSOCIATED WITH EACH INVESTMENT SECTOR, WHICH SHOULD BE CONSIDERED BEFORE INVESTING.

PRUDENTIAL'S GIBRALTAR FUND

Falling interest rates, rising corporate profits and moderate economic growth propelled stocks higher in 1995. Although your Gibraltar Fund gained 19.1% over the twelve months ended December 31, 1995, it returned much less than both the S&P 500 index and the Lipper VIP Growth Average. The Fund's weightings in the technology sector were the primary reason for the underperformance. Gibraltar's long term average annual returns remain above both the Lipper VIP Average and the S&P 500 index.

The Fund's new portfolio manager, Greg Goldberg, took over management at mid-year. Greg began to restructure the portfolio, placing a greater emphasis on growth companies. Unfortunately, this transition period took place after a strong rally in growth stocks began. Technology stocks led the pack in return during the first half of 1995 but the Fund missed out on some of those gains because it still held a relatively low percentage in technology. By the time Greg's changes were completed, a sell-off in semiconductor stocks eliminated some of our biggest gains in that sector. Two holdings in particular, Motorola and Integrated Device Technology, Inc. (IDTI), were among the hardest hit during the period as concerns of a potential supply glut and lower prices rattled investors.

One area we were successful with was our finance holdings, our second largest industry at 24% of assets as of December 31, 1995. Financial service companies benefited from lower interest rates, which made the cost of their raw material--money--cheaper. One of our best performing stocks over the past six months is now our largest holding, Fannie Mae (FNMA), a government-sponsored buyer of mortgages. The stock gained more than 31% in value between June 30, 1995, and December 31, 1995, and amounted to 4% of assets at the end of the period.

Now that the portfolio transition is complete, we expect Greg's investment approach to benefit the Fund over the long run.

--------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN THE GIBRALTAR FUND VS. S&P 500 AND LIPPER VIP GROWTH AVERAGE SINCE INCEPTION(1)


                                  [Line Graph]


--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1995

                                 ONE      THREE      FIVE      TEN
                                 YEAR     YEARS      YEARS     YEARS

Gibraltar Fund                   19.1%     13.3%     18.1%     15.1%

Lipper VIP Growth Avg(1)         32.5      13.3      17.1      14.1

S&P 500(2)                       37.6      15.3      16.6      14.9

INCEPTION DATE: 3/14/68

(1)Past performance is not predictive of future results. Fund Performance does not reflect Separate Account expenses or other product charges.

(2)Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and Index inception returns reflect the fund's first full calendar month of performance.

The S&P 500 is a capital weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities that comprise the S&P 500 may differ substantially from the securities in the Fund. The S&P 500 is not the only index that may be used to characterize performance of this Fund and other indexes may portray different comparative performance.

The Lipper Variable Insurance Products (VIP) Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of portfolios underlying variable life and insurance products. These returns are net of investment fees and fund expenses but not product charges.


[Photo]                       DATA
                                   BANK


PORTFOLIO MANAGER
GREG GOLDBERG
--------------------------------------------------------------------------------

PORTFOLIO MANAGER GREG GOLDBERG took over the Fund's management responsibilities last June. Greg follows a growth style of investing, selecting stocks based on their potential to deliver above-average growth in revenues and earnings. He manages several mutual funds for The Prudential: Prudential Allocation Fund--Balanced and Strategy Portfolios and Prudential Multi-Sector Fund.

--------------------------------------------------------------------------------

SECTOR ALLOCATION.
AS OF 12/3195

Technology . . . . . . . . . . . . . . . . .    33.7%

Finance. . . . . . . . . . . . . . . . . . .    24.0

Industrial . . . . . . . . . . . . . . . . .    19.4

Consumer Growth. . . . . . . . . . . . . . .    10.0

Energy . . . . . . . . . . . . . . . . . . .     3.5

Utility. . . . . . . . . . . . . . . . . . .     2.5

Consumer Cyclical. . . . . . . . . . . . . .     1.7

Cash . . . . . . . . . . . . . . . . . . . .     5.2

--------------------------------------------------------------------------------

TOP FIVE HOLDINGS.
AS OF 12/3195

FNMA . . . . . . . . . . . . . . . . . . . .     4.0%

Boeing . . . . . . . . . . . . . . . . . . .     3.6

Travelers Group. . . . . . . . . . . . . . .     2.9

Philip Morris. . . . . . . . . . . . . . . .     2.8

Precision Castparts. . . . . . . . . . . . .     2.7

                            FINANCIAL STATEMENTS OF
                          PRUDENTIAL'S GIBRALTAR FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
  ASSETS
    Investments, at value (cost:
      $244,647,426)............................  $  261,575,913
    Cash.......................................           1,715
    Dividends receivable.......................         329,105
    Receivable for securities sold.............       1,508,421
                                                 --------------
      Total Assets.............................     263,415,154
                                                 --------------
  LIABILITIES
    Accrued expenses...........................          30,130
    Payable for securities purchased...........       2,078,261
    Payable to investment adviser..............          83,355
                                                 --------------
      Total Liabilities........................       2,191,746
                                                 --------------
  NET ASSETS...................................  $  261,223,408
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $1 par value............  $   25,769,128
      Paid-in capital, in excess of par........     210,664,792
                                                 --------------
                                                    236,433,920
    Undistributed net investment income........          59,851
    Accumulated net realized gains.............       7,801,150
    Net unrealized appreciation................      16,928,487
                                                 --------------
    Net assets, December 31, 1995..............  $  261,223,408
                                                 --------------
                                                 --------------
    Net asset value per share of 25,769,128
      outstanding shares of common stock
      (authorized 75,000,000 shares)...........  $      10.1371
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
  INVESTMENT INCOME
    Dividends (net of $1,110 foreign
      withholding tax).........................  $     3,760,580
    Interest...................................          995,154
                                                 ---------------
                                                       4,755,734
                                                 ---------------
  EXPENSES
    Investment management fee..................          325,596
    State franchise tax expense................           39,033
    Custodian expense -- net...................            4,987
    Directors' expense.........................            4,985
                                                 ---------------
                                                         374,601
                                                 ---------------
  NET INVESTMENT INCOME........................        4,381,133
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments...........       31,242,770
    Net unrealized gain on investments.........        9,457,438
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       40,700,208
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    45,081,341
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEARS ENDED DECEMBER 31
                                                                                             ---------------------------------------
                                                                                                    1995                1994
                                                                                             ------------------  -------------------
  OPERATIONS:
    Net investment income..................................................................   $      4,381,133     $     5,060,650
    Net realized gain on investments.......................................................         31,242,770          16,126,282
    Net unrealized gain(loss) on investments...............................................          9,457,438         (24,285,324)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................         45,081,341          (3,098,392)
                                                                                             ------------------  -------------------
  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income..................................................................         (4,026,639)         (5,085,500)
    Net realized gain from investment transactions.........................................        (21,543,401)        (34,178,638)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS TO SHAREHOLDERS........................................................        (25,570,040)        (39,264,138)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Reinvestment of dividend distributions [2,396,099 and 4,008,764 shares,
     respectively].........................................................................         24,867,217          38,225,359
    Capital stock repurchased [(2,430,032) and (1,619,845) shares, respectively]...........        (25,659,420)        (17,638,028)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS..............           (792,203)         20,587,331
                                                                                             ------------------  -------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................         18,719,098         (21,775,199)
  NET ASSETS:
    Beginning of year......................................................................        242,504,310         264,279,509
                                                                                             ------------------  -------------------
    End of year............................................................................   $    261,223,408     $   242,504,310
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A4 AND A5.

                                       A1

                            SCHEDULE OF INVESTMENTS
                          PRUDENTIAL'S GIBRALTAR FUND

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS -- 93.7%                                 SHARES          VALUE
                                                    -------------  --------------
AEROSPACE -- 7.4%
  Boeing Co.......................................        120,000  $    9,405,000
  +Coltec Industries, Inc.........................        225,000       2,615,625
  Precision Castparts Corp........................        175,700       6,984,075
                                                                   --------------
                                                                       19,004,700
                                                                   --------------
AIRLINES -- 1.8%
  Southwest Airlines Co...........................        200,000       4,650,000
                                                                   --------------
AUTOS - CARS & TRUCKS -- 0.7%
  Standard Products Co............................         95,000       1,674,375
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 4.6%
  Banc One Corp...................................         37,900       1,430,725
  Citicorp........................................         80,000       5,380,000
  NationsBank Corp................................         75,000       5,221,875
                                                                   --------------
                                                                       12,032,600
                                                                   --------------
CHEMICALS -- 0.4%
  A. Schulman, Inc................................         44,875         998,469
                                                                   --------------
CHEMICALS - SPECIALTY -- 0.1%
  Witco Corp......................................         11,900         348,075
                                                                   --------------
COMMERCIAL SERVICES -- 1.6%
  Measurex Corp...................................         75,900       2,144,175
  +Primark Corp...................................         65,700       1,971,000
                                                                   --------------
                                                                        4,115,175
                                                                   --------------
COMPUTER SERVICES -- 13.7%
  +Bay Networks, Inc..............................        160,000       6,560,000
  +Cisco Systems, Inc.............................         69,500       5,186,437
  +COMPAQ Computer Corp...........................         42,300       2,030,400
  +Comverse Technology, Inc.......................         58,300       1,166,000
  +EMC Corp.......................................        170,000       2,613,750
  +Microsoft Corp.................................         45,000       3,948,750
  +Pixar, Inc.....................................         14,700         422,625
  +ROSS Technology, Inc...........................         43,200         421,200
  +Silicon Graphics, Inc..........................        212,200       5,835,500
  +Softkey International, Inc.....................        124,000       2,836,500
  +Western Digital Corp...........................        158,000       2,824,250
  +Zilog, Inc.....................................         55,500       2,032,688
                                                                   --------------
                                                                       35,878,100
                                                                   --------------
DIVERSIFIED GAS -- 1.0%
  Mitchell Energy & Development Corp. (Class 'A'
    Stock)........................................         60,000       1,110,000
  Mitchell Energy & Development Corp. (Class 'B'
    Stock)........................................         84,350       1,581,563
                                                                   --------------
                                                                        2,691,563
                                                                   --------------
DRUGS AND HOSPITAL SUPPLIES -- 5.7%
  +ALZA Corp......................................        200,000       4,950,000
  IVAX Corp.......................................        200,000       5,700,000
  Johnson & Johnson...............................         48,500       4,152,813
                                                                   --------------
                                                                       14,802,813
                                                                   --------------
ELECTRICAL EQUIPMENT -- 4.7%
  +Applied Materials, Inc.........................         36,800       1,449,000
  +Integrated Device Technology, Inc..............        135,000       1,738,125
  +UCAR International, Inc........................        129,600       4,374,000
  W.W. Grainger, Inc..............................         70,000       4,637,500
                                                                   --------------
                                                                       12,198,625
                                                                   --------------
ELECTRONICS -- 13.6%
  +Arrow Electronics, Inc.........................        110,000       4,743,750
  Intel Corp......................................         85,000       4,823,750

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  +KLA Instruments Corp...........................         45,000  $    1,170,000
  +Marshall Industries............................        120,000       3,855,000
  Methode Electronics, Inc. (Class 'A' Stock).....        168,750       2,362,500
  Motorola, Inc...................................        100,000       5,700,000
  Sundstrand Corp.................................         70,000       4,926,250
  Texas Instruments, Inc..........................         95,000       4,916,250
  +Ultratech Stepper, Inc.........................        123,100       3,154,438
                                                                   --------------
                                                                       35,651,938
                                                                   --------------
FINANCIAL SERVICES -- 13.7%
  Advanta Corp. (Class 'B' Stock).................         61,200       2,218,500
  Dean Witter Discover and Company................         95,000       4,465,000
  Federal National Mortgage Association...........         85,000      10,550,625
  Republic New York Corp..........................         51,400       3,193,225
  Salomon, Inc....................................        100,000       3,550,000
  Student Loan Marketing Association..............         51,100       3,366,212
  Sunamerica, Inc.................................        127,000       6,032,500
  The Money Store, Inc............................        154,000       2,406,250
                                                                   --------------
                                                                       35,782,312
                                                                   --------------
FOODS -- 4.1%
  Dole Food Co., Inc..............................        100,000       3,500,000
  Philip Morris Companies, Inc....................         80,000       7,240,000
                                                                   --------------
                                                                       10,740,000
                                                                   --------------
FOREST PRODUCTS -- 3.1%
  Weyerhaeuser Co.................................         60,000       2,595,000
  Willamette Industries, Inc......................        100,000       5,625,000
                                                                   --------------
                                                                        8,220,000
                                                                   --------------
INSURANCE -- 6.1%
  +Amerin Corp....................................         34,900         924,850
  Aon Corp........................................         40,000       1,995,000
  Chubb Corp......................................         28,300       2,738,025
  Equitable Companies, Inc........................         85,100       2,042,400
  Equitable of Iowa Companies.....................         23,600         758,150
  Travelers Group, Inc............................        120,000       7,545,000
                                                                   --------------
                                                                       16,003,425
                                                                   --------------
MACHINERY -- 0.7%
  Timken Co.......................................         47,100       1,801,575
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.9%
  Air Express International Corp..................        105,400       2,371,500
                                                                   --------------
OTHER TECHNOLOGY -- 1.2%
  +Uniphase Corp..................................         90,900       3,249,675
                                                                   --------------
PETROLEUM -- 1.6%
  Diamond Shamrock, Inc...........................         51,000       1,319,625
  KN Energy, Inc..................................        100,374       2,923,392
                                                                   --------------
                                                                        4,243,017
                                                                   --------------
PETROLEUM SERVICES -- 2.0%
  +B.J. Services Co...............................        115,300       3,343,700
  +Smith International, Inc.......................         77,800       1,828,300
                                                                   --------------
                                                                        5,172,000
                                                                   --------------
RAILROADS -- 0.9%
  Kansas City Southern Industries, Inc............         50,000       2,287,500
                                                                   --------------

                                       A2

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
REAL ESTATE DEVELOPMENT -- 0.7%
  Castle & Cooke, Inc.............................         33,333  $      558,333
  Equity Residential Properties Trust.............         40,000       1,225,000
                                                                   --------------
                                                                        1,783,333
                                                                   --------------
RUBBER -- 1.0%
  Bandag, Inc.....................................         50,000       2,706,250
                                                                   --------------
TELECOMMUNICATIONS -- 1.3%
  Frontier Corp...................................        116,500       3,495,000
                                                                   --------------
TRUCKING/SHIPPING -- 1.1%
  Interpool, Inc..................................        155,000       2,770,625
                                                                   --------------
TOTAL COMMON STOCKS
  (Cost $227,767,676)............................................     244,672,645
                                                                   --------------

                                                                       MARKET
PREFERRED STOCKS -- 1.2%                               SHARES          VALUE
                                                    -------------  --------------
FINANCIAL SERVICES
  Advanta Corp. (Class 'B' Stock).................         80,450       3,087,268
                                                                   --------------
  (Cost $3,063,750)

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS -- 5.3%                         AMOUNT          VALUE
                                                    -------------  --------------
COMMERCIAL PAPER
  Pioneer Hi-Bred International, Inc.,
    5.850%, 01/02/96..............................  $     856,000  $      856,000
  Union Bank of Switzerland,
    5.850%, 1/02/96...............................     12,960,000      12,960,000
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS.....................................      13,816,000
                                                                   --------------
LIABILITIES -- (0.2%)
  (net of other assets)..........................................        (352,505)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  261,223,408
                                                                   --------------
                                                                   --------------

+No dividend was paid on this security during the 12 months ending December 31, 1995.

             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A4 AND A5.

                                       A3

                      NOTES TO THE FINANCIAL STATEMENTS OF
                          PRUDENTIAL'S GIBRALTAR FUND
          FOR THE YEARS ENDED DECEMBER 31, 1995 AND DECEMBER 31, 1994

NOTE 1:  GENERAL

The Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended.

NOTE 2:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SECURITIES VALUATION: Securities traded on a national securities exchange are valued at the last sales price (or the last bid price if there were no sales of the security that day) on the New York Stock Exchange, or if not traded on such exchange, such last sales or bid price at the time of close of the New York Stock Exchange on the principal exchange on which such securities are traded on the last business day of the year. For any securities not traded on a national securities exchange but traded in the over-the-counter market, the value is the last bid price available, except that securities for which quotations are furnished through a nationwide automated quotation system approved by the National Association of Securities Dealers, Inc. (NASDAQ) are valued at the closing best bid price on the date of valuation provided by a pricing service which utilizes NASDAQ quotations. Short-term investments are valued at amortized cost which, with accrued interest, approximates market value. Amortized cost is computed using the cost on the date of purchase adjusted for constant amortization of discount or premium to maturity.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily on short-term investments. Interest income also includes net amortization from the purchase of fixed-income securities. Security transactions are recorded on the first business day following the trade date, except that transactions on the last business day of the reporting cycle are recorded on that day. Transactions in short-term debt securities are recorded on the trade date. Realized gains and losses from securities transactions are determined and accounted for on the basis of identified cost.

DISTRIBUTIONS AND TAXES: As in prior years, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, by distributing substantially all of its net investment income and net realized capital gains, the Fund will not be subject to federal income tax on the investment income and capital gains so distributed. Dividend distributions to stockholders are recorded on the ex-dividend date.

NOTE 3:  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT FEE: The investment management fee, which is computed daily at an effective annual rate of 0.125% of the net assets of the Fund, is payable to The Prudential Insurance Company of America (The Prudential) as required by the investment advisory agreement. Under the terms of the investment advisory agreement and a separate contract which remains in force as long as The Prudential, or its separate accounts, or organizations approved by it are the only purchasers of Fund shares, The Prudential pays all expenses of the Fund except for fees and expenses of those members of the Fund's Board of Directors who are not officers or employees of The Prudential and its affiliates; transfer and any other local, state or federal taxes; and brokers' commissions and other fees and charges attributable to investment transactions.

BROKERAGE COMMISSIONS: For the year ended December 31, 1995, Prudential Securities Incorporated, an indirect, wholly owned subsidiary of The Prudential, earned $0 in brokerage commissions from transactions executed on behalf of the Fund.

                                       A4

NOTE 4:  DISTRIBUTIONS

Dividends from net investment income and net realized capital gains of the Fund will normally be declared and reinvested in additional full and fractional shares twice a year.

NOTE 5:  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and the proceeds from sales of securities (excluding short-term investments) for the year ended December 31, 1995 was $255,946,181 and $254,138,203, respectively.

The federal income tax basis and unrealized appreciation/depreciation of the Fund's investments were as follows:

Gross Unrealized Appreciation:                       $  32,138,326
Gross Unrealized Depreciation:                        (15,209,839)
Net Unrealized Appreciation/Depreciation:               16,928,487
Tax Basis:                                             244,647,426

NOTE 6:  FINANCIAL HIGHLIGHTS

The following average per share data, ratios and supplemental information have been derived from information provided in the financial statements.

                                                                PRUDENTIAL'S GIBRALTAR FUND
                           ------------------------------------------------------------------------------------------------------
                            01/01/95     01/01/94     01/01/93     01/01/92     01/01/91     01/01/90     01/01/89     01/01/88
                               TO           TO           TO           TO           TO           TO           TO           TO
                            12/31/95     12/31/94     12/31/93     12/31/92     12/31/91     12/31/90     12/31/89     12/31/88
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net Asset Value at
  beginning of year......   $   9.398    $  11.287    $  11.133    $  11.390    $   9.400    $  10.590    $  10.290    $   9.190
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Income From Investment
  Operations:
Net investment income....       0.177        0.214        0.180        0.184        0.220        0.340        0.360        0.310
Net realized and
  unrealized gains
  (losses) on
  investments............       1.649       (0.405)       2.426        1.771        2.900       (0.640)       1.920        2.000
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total from investment
    operations...........       1.826       (0.191)       2.606        1.955        3.120       (0.300)       2.280        2.310
Distributions to
  Shareholders:
Distributions from net
  investment income......      (0.171)      (0.216)      (0.188)      (0.193)      (0.260)      (0.370)      (0.370)      (0.370)
Distributions from
  realized gains.........      (0.916)      (1.482)      (2.264)      (2.019)      (0.870)      (0.520)      (1.610)      (0.840)
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total
    distributions........      (1.087)      (1.698)      (2.452)      (2.212)      (1.130)      (0.890)      (1.980)      (1.210)
Net increase (decrease)
  in Net Asset Value.....       0.739       (1.889)       0.154       (0.257)       1.990       (1.190)       0.300        1.100
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net Asset Value at end of
  year...................   $  10.137    $   9.398    $  11.287    $  11.133    $  11.390    $   9.400    $  10.590    $  10.290
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total Investment Rate of
  Return:**..............       19.13%       (1.33%)      23.79 %      17.60 %      34.40 %      (2.80 %)      22.30 %      25.60%
Ratios/Supplemental Data:
Net assets at end of year
  (in millions)..........      $261.2       $242.5       $264.3       $230.1       $214.2       $174.4       $197.0       $183.3
Ratio of expenses net of
  reimbursement to
  average net assets.....        0.14 %       0.15 %       0.16 %       0.19 %       0.19 %       0.21 %       0.16 %       0.16%
Ratio of net investment
  income to average net
  assets.................        1.68 %       1.98 %       1.45 %       1.58 %       1.98 %       3.38 %       3.19 %       2.95%
Portfolio turnover
  rate...................      104.82 %      92.49 %      91.83 %      72.82 %      76.35 %     108.08 %      66.79 %      31.69%
Number of shares
  outstanding at end of
  period (in millions)...        25.8         25.8         23.4         20.7         18.8         18.6         18.6         17.8


                            01/01/87     01/01/86
                               TO           TO
                            12/31/87     12/31/86
                           -----------  -----------
Net Asset Value at
  beginning of year......   $  12.440    $  14.660
                           -----------  -----------
Income From Investment
  Operations:
Net investment income....       0.400        0.360
Net realized and
  unrealized gains
  (losses) on
  investments............       0.230        1.650
                           -----------  -----------
    Total from investment
    operations...........       0.630        2.010
Distributions to
  Shareholders:
Distributions from net
  investment income......      (0.650)      (0.450)
Distributions from
  realized gains.........      (3.230)      (3.780)
                           -----------  -----------
    Total
    distributions........      (3.880)      (4.230)
Net increase (decrease)
  in Net Asset Value.....      (3.250)      (2.220)
                           -----------  -----------
Net Asset Value at end of
  year...................   $   9.190    $  12.440
                           -----------  -----------
                           -----------  -----------
Total Investment Rate of
  Return:**..............        2.53 %      15.73 %
Ratios/Supplemental Data:
Net assets at end of year
  (in millions)..........      $170.0       $186.5
Ratio of expenses net of
  reimbursement to
  average net assets.....        0.15 %       0.16 %
Ratio of net investment
  income to average net
  assets.................        3.11 %       2.76 %
Portfolio turnover
  rate...................       31.53 %      67.56 %
Number of shares
  outstanding at end of
  period (in millions)...        18.5         15.0

**Total investment returns are at the portfolio level and exclude contract specific charges which would reduce returns.
  All calculations are based on average month-end shares outstanding, where applicable.

                                       A5

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of Prudential's Gibraltar Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Prudential's Gibraltar Fund as of December 31, 1995, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Prudential's Gibraltar Fund as of December 31, 1995, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996

                                       A6

                     (This page intentionally left blank.)

                                       A7

                            FINANCIAL STATEMENTS OF
                      PRUDENTIAL'S INVESTMENT PLAN ACCOUNT

STATEMENT OF NET ASSETS
December 31, 1995
  Investment in 20,660,796 shares of
    Prudential's Gibraltar Fund at
    net
    asset value of $10.1371 per share
      (Cost: $206,291,404)...........  $ 209,439,889
  Accrued expenses...................        (46,686)
                                       -------------
  NET ASSETS.........................  $ 209,393,203
                                       -------------
                                       -------------

  Net assets were comprised of:
  Paid-in capital....................  $ 206,255,944
  Distributions in excess of net
    investment income................        (14,652)
  Accumulated net realized gains.....          3,427
  Net unrealized appreciation........      3,148,484
                                       -------------
  Net assets, December 31, 1995......  $ 209,393,203
                                       -------------
                                       -------------
  Net asset value per share of
    20,944,486 outstanding
    Securities Shares................  $      9.9975
                                       -------------
                                       -------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
  INVESTMENT INCOME
    Dividend distributions received...  $  3,219,566
  EXPENSES
    Administration charge [Note 1]....     1,547,862
                                        ------------
  NET INVESTMENT INCOME...............     1,671,704
                                        ------------
  NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
    Capital gains distributions
      received........................    17,225,385
    Realized loss on shares redeemed
      [identified cost basis].........      (296,003)
    Net unrealized gain on
      investments.....................    15,635,256
                                        ------------
  NET GAIN ON INVESTMENTS.............    32,564,638
                                        ------------
  NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS.........  $ 34,236,342
                                        ------------
                                        ------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                              YEARS ENDED DECEMBER 31
                                                       ----------------------------------------
                                                              1995                  1994
                                                       ------------------     -----------------
  OPERATIONS:
    Net investment income.........................     $     1,671,704        $     2,504,877
    Capital gains distributions received..........          17,225,385             26,877,899
    Realized loss on shares redeemed..............            (296,003)              (111,234)
    Net unrealized gain (loss) on investments.....          15,635,256            (33,217,396)
                                                      ------------------     -----------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS.....................          34,236,342             (3,945,854)
                                                      ------------------     -----------------
  DIVIDENDS TO PLANHOLDERS FROM [NOTE 5]:
    Net investment income.........................          (1,657,617)            (2,494,652)
    Net realized gain from investment
     transactions.................................         (17,225,586)           (26,878,099)
                                                      ------------------     -----------------
  TOTAL DIVIDENDS TO PLANHOLDERS..................         (18,883,203)           (29,372,751)
                                                      ------------------     -----------------
  SECURITIES SHARES TRANSACTIONS:
    Purchase payments.............................          18,426,882             30,028,358
    Security Shares liquidated....................         (15,591,735)           (13,361,790)
                                                      ------------------     -----------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM SECURITIES SHARES TRANSACTIONS:..........           2,835,147             16,666,568
                                                      ------------------     -----------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS.........          18,188,286            (16,652,037)
  NET ASSETS:
    Beginning of year.............................         191,204,917            207,856,954
                                                      ------------------     -----------------
    End of year...................................     $   209,393,203        $   191,204,917
                                                      ------------------     -----------------
                                                      ------------------     -----------------

                                       B1

                            FINANCIAL STATEMENTS OF
                       PRUDENTIAL'S ANNUITY PLAN ACCOUNT

STATEMENT OF NET ASSETS
December 31, 1995
  Investment in 240,480 shares of
    Prudential's Gibraltar Fund at
    net
    asset value of $10.1371 per share
      (Cost: $2,278,782).............  $   2,437,764
  Accrued expenses...................           (102)
                                       -------------
  NET ASSETS.........................  $   2,437,662
                                       -------------
                                       -------------
  NET ASSETS, representing:
    Equity of annuitants [Note 4]....      2,274,289
    Equity of The Prudential
      Insurance Company
      of America.....................        163,373
                                       -------------
                                       $   2,437,662
                                       -------------
                                       -------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
  INVESTMENT INCOME
    Dividend distributions received...  $     38,563
  EXPENSES
    Charges to annuitants for assuming
      mortality
      and expense risks and for
      administration [Note 1].........         8,817
                                        ------------
  NET INVESTMENT INCOME...............        29,746
                                        ------------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS
    Capital gains distributions
      received........................       206,323
    Realized gain on shares redeemed
      [identified cost basis].........         7,202
    Net unrealized gain on
      investments.....................       200,450
                                        ------------
  NET GAIN ON INVESTMENTS.............       413,975
                                        ------------
  NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS.........  $    443,721
                                        ------------
                                        ------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                              YEARS ENDED DECEMBER 31
                                                      ----------------------------------------
                                                              1995                  1994
                                                      ------------------     -----------------
  OPERATIONS:
    Net investment income.........................     $        29,746        $        43,010
    Capital gains distributions received..........             206,323                362,212
    Realized gain on shares redeemed..............               7,202                  5,575
    Net unrealized gain (loss) on investments.....             200,450               (446,695)
                                                      ------------------     -----------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS.....................             443,721                (35,898)
                                                      ------------------     -----------------
  NET INCREASE IN NET ASSETS
    RESULTING FROM ACCUMULATION TRANSACTIONS......              18,027                      0
                                                      ------------------     -----------------
  ANNUITY BENEFIT PAYMENTS........................            (333,758)              (521,684)
                                                      ------------------     -----------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM SURPLUS TRANSFERS........................            (134,720)              (178,479)
                                                      ------------------     -----------------
  TOTAL DECREASE IN NET ASSETS....................              (6,730)              (736,061)
  NET ASSETS:
    Beginning of year.............................           2,444,392              3,180,453
                                                      ------------------     -----------------
    End of year...................................     $     2,437,662        $     2,444,392
                                                      ------------------     -----------------
                                                      ------------------     -----------------

                                       B2

                            FINANCIAL STATEMENTS OF
                      PRUDENTIAL'S ANNUITY PLAN ACCOUNT-2

STATEMENT OF NET ASSETS
December 31, 1995
  Investment in 4,867,852 shares of
    Prudential's Gibraltar Fund at
    net
    asset value of $10.1371 per share
      (Cost: $44,217,610)............  $  49,345,756
  Accrued expenses...................         (5,450)
                                       -------------
  NET ASSETS.........................  $  49,340,306
                                       -------------
                                       -------------
  NET ASSETS, representing:
    Equity of planholders [Notes 1 &
      6].............................  $  47,680,580
    Equity of annuitants [Note 6]....        478,847
    Equity of The Prudential
      Insurance
      Company of America.............      1,180,879
                                       -------------
                                       $  49,340,306
                                       -------------
                                       -------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
  INVESTMENT INCOME
    Dividend distributions received...  $    768,509
  EXPENSES
    Charges to planholders and
      annuitants
      for assuming mortality and
      expense
      risks and for administration
      [Note 2]........................       337,316
                                        ------------
  NET INVESTMENT INCOME...............       431,193
                                        ------------
  NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
    Capital gains distributions
      received........................     4,111,693
    Realized loss on shares redeemed
      [identified cost basis].........      (177,333)
    Net unrealized gain on
      investments.....................     4,141,643
                                        ------------
  NET GAIN ON INVESTMENTS.............     8,076,003
                                        ------------
  NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS.........  $  8,507,196
                                        ------------
                                        ------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                              YEARS ENDED DECEMBER 31
                                                       ----------------------------------------
                                                              1995                  1994
                                                       ------------------     -----------------
  OPERATIONS:
    Net investment income.........................     $       431,193        $       686,137
    Capital gains distributions received..........           4,111,693              6,938,526
    Realized loss on shares redeemed..............            (177,333)              (193,248)
    Net unrealized gain (loss) on investments.....           4,141,643             (8,399,444)
                                                      ------------------     -----------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS.....................           8,507,196               (968,029)
                                                      ------------------     -----------------
  ACCUMULATION AND ANNUITY TRANSACTIONS:
    Purchase payments.............................           1,430,749                761,329
    Accumulation Shares liquidated................          (9,866,473)            (4,000,211)
    Annuity benefit payments......................             (88,116)               (80,619)
                                                      ------------------     -----------------
  NET DECREASE IN NET ASSETS RESULTING FROM
    ACCUMULATION AND ANNUITY TRANSACTIONS.........          (8,523,840)            (3,319,501)
                                                      ------------------     -----------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM SURPLUS TRANSFERS..............             533,030                (92,573)
                                                      ------------------     -----------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS.........             516,386             (4,380,103)
  NET ASSETS:
    Beginning of year.............................          48,823,920             53,204,023
                                                      ------------------     -----------------
    End of year...................................     $    49,340,306        $    48,823,920
                                                      ------------------     -----------------
                                                      ------------------     -----------------

                                       B3

                         NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

PRUDENTIAL'S INVESTMENT PLAN ACCOUNT

NOTE 1:  ADMINISTRATION CHARGE

The administration charge is applied daily at an effective annual rate of 0.750% against the net assets of the Account. This charge is paid to The Prudential Insurance Company of America (The Prudential).

NOTE 2:  TAXES

For federal income tax purposes, Prudential's Investment Plan Account is a separate entity taxable as a corporation, and as such has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, by distributing substantially all of its net investment income and net realized capital gains, the Account will not be subject to federal income tax on the investment income and capital gains so distributed.

NOTE 3:  SECURITIES SHARE TRANSACTIONS

The number of Securities Shares purchased and liquidated for the years ended December 31, 1995 and December 31, 1994, respectively, are as follows:

                                                           1995        1994
                                                        ----------  ----------
Securities Shares purchased:                                76,417     120,448
Securities Shares liquidated:                            1,548,936   1,161,767
Reinvestment of dividend distributions:                  1,775,407   3,228,222

NOTE 4:  SECURITIES SHARE INFORMATION

           NET ASSET VALUE    DIVIDENDS FROM NET     CAPITAL GAINS
  YEAR      AT DECEMBER 31     INVESTMENT INCOME     DISTRIBUTION
---------  ----------------  ---------------------  ---------------

  1991           11.3754               .1785               .8650
  1992           11.1042               .1045              2.0436
  1993           11.2631               .0898              2.2692
  1994            9.2631               .1427              1.5380
  1995            9.9975               .0863               .8968

NOTE 5:  DISTRIBUTIONS

The date of distribution ordinarily occurs at the end of the calendar year. $57,279 and $61,085 of the gross distributions of $18,883,203 and $29,372,751 were applied to pay custodial charges for the years ended December 31, 1995 and December 31, 1994. The annual charges were not in excess of $3.80 per planholder.

NOTE 6:  RECLASSIFICATIONS

Certain reclassifications have been made to the 1994 financial statements to conform to the 1995 presentation.

                                       B4

PRUDENTIAL'S ANNUITY PLAN ACCOUNT

NOTE 1:  MORTALITY RISK, EXPENSE RISK, AND ADMINISTRATION CHARGES

The mortality risk charge, the expense risk charge, and the administration charge, at effective annual rates of 0.075%, 0.150%, and 0.150%, respectively (for a total of 0.375% per year), are applied daily against the net assets of the Account. These charges are paid to The Prudential.

NOTE 2:  TAXES

The operations of Prudential's Annuity Plan Account form a part of, and are taxed with, the operations of The Prudential. Under the Internal Revenue Code, all ordinary income and capital gains allocated to the annuitants are not taxed to The Prudential. As a result, the Annuity Share Value is not affected by federal income taxes on such distributions received by the Account.

NOTE 3:  NET DECREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS

The decrease in net assets resulting from surplus transfers represents the net contributions of The Prudential to the Account.

NOTE 4:  ANNUITY SHARE INFORMATION

Payments to annuitants are based on the value of an Annuity Share. The investment results of the Account are reflected in changes in the value of an Annuity Share to the extent that they are greater or less than the assumed investment result in the annuitant's contract. The December 31 values are reflected in the annuity payments made for February of the next year.

              ANNUITY SHARE VALUE AT DECEMBER 31        ANNUITY SHARE VALUE AT DECEMBER 31
  YEAR     USING A 3 1/2% ASSUMED INVESTMENT RESULT    USING A 5% ASSUMED INVESTMENT RESULT
---------  -----------------------------------------  ---------------------------------------

  1991                        3.3758                                    2.5146
  1992                        3.8225                                    2.8064
  1993                        4.5546                                    3.2961
  1994                        4.3166                                    3.0794
  1995                        4.9507                                    3.4814

                                       B5

PRUDENTIAL'S ANNUITY PLAN ACCOUNT-2

NOTE 1:  EQUITY OF PLANHOLDERS

Equity of planholders at December 31, 1995 is divided as follows:

                                                               ACCUMULATION   ACCUMULATION
                                                                  SHARES       SHARE VALUE      EQUITY
                                                               -------------  -------------  -------------

Class of contracts introduced prior to September 16, 1977          375,171     $  124.8038   $  46,822,731
Class of contracts introduced on September 16, 1977                  8,160     $  105.1260         857,849
                                                                                             -------------
                                                                                             $  47,680,580
                                                                                             -------------
                                                                                             -------------

NOTE 2:  MORTALITY RISK, EXPENSE RISK, AND ADMINISTRATION CHARGES

The following charges, at effective annual rates as indicated, are applied daily against the net assets of the Account attributable to the respective contracts and are paid to The Prudential Insurance Company of America (The Prudential).

For the class of contracts introduced prior to September 16, 1977 the mortality risk charge, the expense risk charge, and the administration charge are 0.100%, 0.200%, and 0.375%, respectively (for a total of 0.675% per year), during their accumulation period and 0.075%, 0.150%, and 0.150%, respectively (for a total of 0.375% per year), during their payout period.

For the class of contracts introduced on September 16, 1977, the mortality risk charge, the expense risk charge, and the administration charge are 0.600%, 0.200%, and 0.500%, respectively (for a total of 1.300% per year), during both their accumulation period and their payout period.

NOTE 3:  TAXES

The operations of Prudential's Annuity Plan Account-2 form a part of, and are taxed with, the operations of The Prudential. Under the Internal Revenue Code, all ordinary income and capital gains allocated to the annuitants and planholders are not taxed to The Prudential. As a result, the share values of the Account are not affected by federal income taxes on such distributions received by the Account.

NOTE 4:  ACCUMULATION SHARE TRANSACTIONS

The number of Accumulation Shares purchased and liquidated for the years ended December 31, 1995 and December 31, 1994, respectively, are as follows:

                                                1995       1994
                                              ---------  ---------
Accumulation Shares purchased:                   10,898      6,413
Accumulation Shares liquidated:                  83,140     37,258

                                       B6

NOTE 5:  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS

The  increase  (decrease)  in  net  assets  resulting  from  surplus   transfers
represents the net contributions of The Prudential to the Account.

NOTE 6:  ACCUMULATION AND ANNUITY SHARE INFORMATION

A. Payments to annuitants are based on the value of an Annuity Share. The investment results of the Account are reflected in changes in the value of an Annuity Share to the extent that they are greater or less than the assumed investment result in the annuitant's contract. The December 31 values are reflected in the annuity payments made for February of the next year.

B. Columns (1) and (2) reflect share values applicable to the class of contracts introduced prior to September 16, 1977 and the class of contracts introduced on September 16, 1977, respectively.

                                      ANNUITY SHARE VALUE   ANNUITY SHARE VALUE
                                      AT DECEMBER 31 USING  AT DECEMBER 31 USING
                  ACCUMULATION                 A                     A
                  SHARE VALUE            3 1/2% ASSUMED          5% ASSUMED
   YEAR          AT DECEMBER 31        INVESTMENT RESULT     INVESTMENT RESULT
  -----     ------------------------  --------------------  --------------------
                (1)          (2)         (1)        (2)        (1)        (2)

   1991        75.1258      64.8977     3.7375     3.9442     2.7112     3.1957
   1992        87.7124      75.2709     4.2320     4.4216     3.0258     3.5310
   1993       107.8466      91.9758     5.0426     5.2202     3.5538     4.1093
   1994       105.4652      89.3888     4.7791     4.9023     3.3202     3.8040
   1995       124.8038     105.1260     5.4810     5.5708     3.7536     4.2612

                                       B7

                          INDEPENDENT AUDITORS' REPORT

To Planholders of Prudential's Investment Plan Account
             Prudential's Annuity Plan Account
             Prudential's Annuity Plan Account-2
and the Board of Directors of The Prudential Insurance
             Company of America:

We have audited the accompanying statements of net assets of:

             Prudential's Investment Plan Account
             Prudential's Annuity Plan Account
             Prudential's Annuity Plan Account-2

of The Prudential Insurance Company of America as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the share information for each of the five years in the period then ended. These financial statements and share information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and share information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and share information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and share information present fairly, in all material respects, the financial position of Prudential's Investment Plan Account, Prudential's Annuity Plan Account and Prudential's Annuity Plan Account-2 as of December 31, 1995, the results of their operations, the changes in their net assets, and the share information for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996

                                       B8

                              REPORT OF MANAGEMENT

    The accompanying financial statements and all information in the annual report are the responsibility of management. They have been prepared in conformity with generally accepted accounting principles. The statements necessarily include amounts based on management's best estimates and judgments. Information presented in one section of the annual report is consistent with information dealing with the same or substantially similar subject matter presented elsewhere in the annual report.

    The systems of internal controls for Prudential's Gibraltar Fund, Prudential's Investment Plan Account, Prudential's Annuity Plan Account and Prudential's Annuity Plan Account-2 (Program) are integral parts of those for The Prudential Insurance Company of America (The Prudential). As such, management depends upon The Prudential's systems of internal controls in meeting its responsibilities for reliable financial statements. These systems are designed to provide reasonable assurance that assets are safeguarded and that transactions are properly recorded and executed in accordance with management's authorization. The concept of reasonable assurance is based on the premise that the cost of internal controls should not exceed the benefits derived. The control environment is enhanced by the selection and training of competent management, a business ethics policy demanding the highest standards of conduct by employees in carrying out the Program's affairs, organizational arrangements that provide for segregation of duties and delegation of authority, and the communication of accounting and operating policies and procedures throughout the organization. In addition, The Prudential maintains a professional staff of internal auditors who monitor the Program's control structure through periodic reviews and tests of the control aspects of accounting, financial and operating activities. The internal auditors coordinate their program with that of the independent certified public accountants.

    The financial statements have been audited by Deloitte & Touche, Certified Public Accountants. The independent auditor's reports, which appear in this annual report, each express an independent professional opinion on the fairness of presentation of management's financial statements. The auditors review the Program's financial and accounting controls and conduct such tests and procedures as they deem necessary under generally accepted auditing standards.

    The Prudential's Board of Directors, through its Auditing Committee, and Prudential's Gibraltar Fund's Board of Directors monitor management's fulfillment of its responsibilities for accurate accounting, statement preparation and protection of assets. The Prudential's Auditing Committee is composed solely of outside directors and Prudential's Gibraltar Fund's Board of Directors has a majority of outside directors. Both The Prudential's Auditing Committee and the outside directors of Prudential's Gibraltar Fund meet with the independent certified public accountants, management and internal auditors periodically to evaluate the discharge by each of their respective responsibilities. Each has free and separate access to the Auditing Committee and Prudential's Gibraltar Fund's Board of Directors to discuss accounting, financial reporting, internal control and auditing matters.

Mendel A. Melzer                                    Mark B. Grier
Chairman                                            Chief Financial Officer
The Prudential Series Fund, Inc.                    The Prudential Insurance Company of America

                                       I

                GLOSSARY OF TERMS FOR THE REPORT TO PLANHOLDERS
 (NOTE: ADDITIONAL EXPLANATIONS WILL BE FOUND IN NOTES TO FINANCIAL STATEMENTS)

ACCUMULATION UNIT -- The measure for determining the Planholder's share in the separate account of a deferred variable annuity during the accumulation period before annuity benefits begin to be paid. Planholder transactions such as purchase payments, transfers, and withdrawals result in changes to the number of accumulation units credited to the Planholder. Investment results and daily charges affect the value of the accumulation unit.

ANNUITY UNIT -- The measure of the fixed number of benefit units purchased by the accumulation units when annuitizing via a variable payout annuity.

AMERICAN DEPOSITORY RECEIPT (ADR) -- A certificate issued by an American bank to evidence ownership of a block of foreign shares. The certificate can be traded like a share of stock.

CERTIFICATE OF DEPOSIT (CD) -- A short-term, interest-bearing bond issued by a bank or a savings and loan.

COMMERCIAL PAPER -- A short-term, unsecured promissory note issued by either a corporation or bank.

COMMON STOCK -- The basic unit of ownership of a public corporation which entitles stockholders to dividend payments, although amount and frequency of dividends are not guaranteed. (see also Stock)

CONVERTIBLE BOND -- A bond that is exchangeable for another type of security (usually common stock).

COUPON RATE -- The annual rate of interest the issuer of a bond will pay bondholders.

LOAN PARTICIPATION -- A loan to a corporation which is sold by a bank in the form of a short-term, unsecured promissory note.

NET ASSETS -- The term used to designate the total value of securities owned, cash, receivables, and other assets less any liabilities.

MARKET VALUE -- The dollar value of a security on a given day, usually based on the last sales price of that given day.

PREFERRED STOCK -- A high quality unit of ownership of a public corporation which entitles the holder to preference over common stock holders in the payment of dividends. (see also Stock)

PORTFOLIO TURNOVER -- A measure of portfolio trading activity.

REALIZED GAIN/LOSS -- The amount of profit or loss from the sale of securities. Calculated as the sale price minus the purchase price.

REPURCHASE AGREEMENT -- An agreement where an investor loans cash to a bank in exchange for a Treasury security held as collateral and interest on the loan. The agreement indicates that the cash and collateral are exchanged back the following day. These securities are used to invest idle cash.

RESTRICTED SECURITY -- A security which is sold privately because it is not registered with the SEC.

RIGHT -- Privilege granted to stockholders of a company to buy shares of a new issue of common stock (at a price below the public offering price) before it is offered to the public.

STOCK -- Unit of ownership in a public corporation. The value of a share of stock varies, according to how buyers and sellers of the stock view the corporation's future success. Shareholders generally receive dividend payments, which are their part of the corporation's earnings. (see also Common Stock; Preferred Stock)

TIME DEPOSIT (TD) -- A non-negotiable short-term, interest bearing bond issued by a bank or savings & loan. The maturity period can be from 1 day to 6 months.

UNREALIZED GAIN/LOSS -- The increase or decrease in the value of a security, based on its daily market price and its original purchase price. A gain or loss is "unrealized" until the sale of the security.

WARRANT -- A security which entitles the holder to buy additional shares of common stock at a specified price (usually higher than the market price at the time of issuance), over a period of years.

                                       II

BOARD OF
DIRECTORS                 PRUDENTIAL'S GIBRALTAR FUND

MENDEL A. MELZER           W. SCOTT McDONALD, JR.,    E. MICHAEL CAULFIELD
  CHAIRMAN,                  PhD.                       CEO,
  THE PRUDENTIAL SERIES      EXECUTIVE VICE             PRUDENTIAL PREFERRED
  FUND, INC.                 PRESIDENT,                 FINANCIAL SERVICES;
                             FAIRLEIGH DICKINSON        PRESIDENT OF THE FUND
                             UNIVERSITY

          SAUL K. FENSTER, PhD.              JOSEPH WEBER, PhD.
            PRESIDENT, NEW JERSEY              VICE PRESIDENT,
            INSTITUTE OF TECHNOLOGY            INTERCLASS
                                               (INTERNATIONAL
                                               CORPORATE LEARNING)

--------------------------------------------------------------------------------

BOARD OF
DIRECTORS         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

FRANKLIN E. AGNEW          ROGER A. ENRICO            ARTHUR F. RYAN
  BUSINESS CONSULTANT        CHAIRMAN AND CEO,          CHAIRMAN, CEO,
FREDERIC K. BECKER           PEPSICO WORLDWIDE          AND PRESIDENT,
  PRESIDENT,                 RESTAURANTS                THE PRUDENTIAL
  WILENTZ, GOLDMAN, &      ALLAN D. GILMOUR           CHARLES R. SITTER
  SPITZER                    FORMER VICE CHAIRMAN,      PRESIDENT,
WILLIAM W. BOESCHENSTEIN     FORD MOTOR COMPANY         EXXON CORPORATION
  FORMER CHAIRMAN,         WILLIAM H. GRAY III        DONALD L. STAHELI
  OWENS-CORNING              PRESIDENT AND CEO,         CHAIRMAN AND CEO,
  FIBERGLAS CORPORATION      UNITED NEGRO COLLEGE       CONTINENTAL GRAIN
LISLE C. CARTER, JR.         FUND, INC.                 COMPANY
  FORMER SENIOR VICE       JON F. HANSON              RICHARD M. THOMSON
  PRESIDENT                  CHAIRMAN, HAMPSHIRE        CHAIRMAN AND CEO,
  AND GENERAL COUNSEL,       MANAGEMENT COMPANY         THE TORONTO-DOMINION
  UNITED WAY OF AMERICA    CONSTANCE J. HORNER          BANK
JAMES G. CULLEN              GUEST SCHOLAR,           P. ROY VAGELOS, M.D.
  VICE CHAIRMAN,             THE BROOKINGS              FORMER CHAIRMAN AND
  BELL ATLANTIC              INSTITUTION                CEO,
  CORPORATION              ALLEN F. JACOBSON            MERCK & CO., INC.
CAROLYNE K. DAVIS, PhD.      FORMER CHAIRMAN AND      STANLEY C. VAN NESS
  NATIONAL AND               CEO,                       COUNSELOR AT LAW,
  INTERNATIONAL              MINNESOTA MINING AND       PICCO HERBERT KENNEDY
  HEALTH CARE ADVISOR,       MANUFACTURING (3M)       PAUL A. VOLCKER
  ERNST & YOUNG            GARNETT L. KEITH, JR.        CHAIRMAN AND CEO,
                             VICE CHAIRMAN,             JAMES D. WOLFENSOHN,
                             THE PRUDENTIAL             INC.
                           BURTON G. MALKIEL          JOSEPH H. WILLIAMS
                             PROFESSOR,                 DIRECTOR,
                             PRINCETON UNIVERSITY       THE WILLIAMS COMPANIES,
                           JOHN R. OPEL                 INC.
                             RETIRED CHAIRMAN,
                             IBM CORPORATION

                                      III

                              "NOTICE OF ELECTION"

The Prudential Insurance Company of America is a mutual life insurance company. Our principal office is in Newark, New Jersey, and we are incorporated in that state. By law, we have 24 directors. This includes 16 elected by our policyholders (four each year for four-year terms), two of our officers, and six public directors named by New Jersey's Chief Justice. The election is held on the first Tuesday in April from 10:00 A.M. to 2:00 P.M. in our office at the Secretary's address shown here. After your plan has been in force for one year, you may vote either in person or by mail. We will send you a ballot if you ask for one. Just write to our Secretary at Prudential Plaza, Newark, New Jersey 07102-3777, at least 60 days before the election date. By law, your request must show your name, address, plan number and date of birth. If you are an individual, you must be at least 18 years old to vote. (The election covered by this notice is not to be confused with the election of the directors of Prudential's Gibraltar Fund, for which planholders receive a voting instruction statement and form each year.)

                                       IV

Graph 1: (Prudential's Gibraltar Fund)

How the Markets Compare - Total Returns by Asset Class

Graph represents comparison of markets for 1-year total return and 20-year average annual return for year ending 12/31/95. Investment Total Returns for the one year ending 12/31/95: U.S. Bonds - 18.5%; U.S. Stocks - 37.6%, Global Stocks - 21.3%; U.S. Money Markets - 5.4%. Investment Total Returns for the twenty-year period ending 12/31/95: U.S. Bonds - 10.1%; U.S. Stocks - 14.6%; Global Stocks - 14.2%; U.S. Money Markets - 7.7%.


Graph 2: (Prudential's Gibraltar Fund)

Graph represents the growth of $10,000 invested in Prudential's Gibraltar Fund compared with the S&P 500 and Lipper VIP Growth Average. In the ten years ended 12/31/95, an investment of $10,000 would have a value of $40,725, $40,031, and $37,999 respectively.